Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	August 22, 2001

Advanced Biotherapy, Inc. (Exact name of registrant as specified in its chapter)

Delaware	0-26323	95-0402415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 Topanga Canyon Boulevard, Suite 510; Woodland Hills, California (Address of principal executive offices)	91367 (Zip Code)

Registrant’s telephone number, including area code	(818) 883-6716

Item 5. OTHER EVENTS.

     The registrant published a press release as of August 20, 2001, which announced that the registrant has received a “Notice of Allowance” from the United States Patent and Trademark Office for a utility patent for an antibody to treat autoimmune diseases. A copy of such press release is incorporated herein by reference and is attached as an exhibit to this Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Designation	Description of Exhibit

99.1	Press Release, dated August 20, 2001

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOTHERAPY, INC. (Registrant)

Date: August 22, 2001	By:	/s/ Edmond Buccellato

Edmond Buccellato, President

INDEX TO EXHIBITS

Exhibit	Description

99.1	Text of Press Release, dated August 20, 2001